EXHIBIT 32.1

                  CERTIFICATION OF THE CHIEF EXECUTIVE OFFICER
                       PURSUANT TO 18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Transax International Ltd. (the "Company") on Form 10-KSB for the period ended December 31, 2005, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Stephen Walters, President and Chief Executive Officer of the Company, certify for the purpose of complying with Rule 13a-14(b) or Rule 15d-14(b) of the Securities Exchange Act of 1934 (the "Exchange Act") and Section 1350 of Chapter 63 of Title 18 of the United States Code, that:

   1. the Report fully complies with the requirements of Section 13(a) or 15(d) of the Exchange Act; and

   2. the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated: March 31, 2006                By: /s/ Stephen Walters
                                         -------------------
                                         Stephen Walters, President and CEO